UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
  (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:      March 31
Date of reporting period:   March 31, 2008

ITEM 1.          REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2008

Western Asset California Municipal Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax* from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

*

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	5
Fund expenses	6
Schedule of investments	8
Statement of assets and liabilities	25
Statement of operations	26
Statements of changes in net assets	27
Financial highlights	28
Notes to financial statements	30
Report of independent registered public accounting firm	40
Board approval of management and subadvisory agreements	41
Additional information	46
Important tax information	53

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended March 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)[i] growth was 3.8%. Third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its advance estimate for first quarter 2008 GDP growth was also a tepid 0.6%. While it was once debated whether or not the U.S. would fall into a recession, it is now generally assumed that a recession is likely, and that it may have already begun. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first three months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on five more occasions through the end of March 2008. Over this time, the federal funds rate fell to 2.25%. The Fed then reduced rates again on April 30, 2008, after the reporting period ended, to 2.00%. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing brokerage firms to borrow directly from its discount window. The Fed also increased the maximum term for discount

Western Asset California Municipal Money Market Fund  |  I

Letter from the chairman continued

window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended March 31, 2008, two-year Treasury yields fell from 4.58% to 1.62%. Over the same time, 10-year Treasury yields fell from 4.65% to 3.45%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv.

During the reporting period, the yields available from tax-free money market instruments fluctuated and ultimately moved lower given the Fed’s accommodative monetary policy. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

II  |  Western Asset California Municipal Money Market Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 30, 2008

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset California Municipal Money Market Fund  |  III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Under normal circumstances, the Fund invests at least 80% of its assets in short-term high quality California municipal securities. These may include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and California personal income tax. All of the securities in which the Fund invests are rated in one of the two highest short-term rating categories, or in the case of unrated securities, determined by us to be of equivalent quality. All of these securities have remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.58% and 4.65%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  1

Fund overview continued

banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. At the end of the reporting period, two- and 10-year Treasury yields had fallen to 1.62% and 3.45%, respectively. While the Fed has attempted to stimulate growth by cutting short-term interest rates six times from September 2007 through March 31, 2008 (from 5.25% to 2.25%), by the end of the reporting period, it was generally assumed that the U.S. was headed for, if not already in, a recession.

Given the fluctuations in short-term interest rates, the yields available from municipal money market securities were volatile during the reporting period.

Q. How did we respond to these changing market conditions?

A. We proactively managed the portfolio during the period. The portfolio was mostly divested of its Variable Rate Demand Notes “VRDNs”iv from weaker insurers before the market began to confront the troubles associated with select monoline insurance companies. This proved to be extremely beneficial to the Fund’s performance, as several monoline insurers were subsequently downgraded.

2  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Performance review

As of March 31, 2008, the seven-day current yield for Class A shares of Western Asset California Municipal Money Market Fund was 1.49% and the seven-day effective yield, which reflects compounding, was 1.50%.[1]

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND Yields as of March 31, 2008 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	1.49%	1.50%
Class I Shares	1.60%	1.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the leading contributors to performance?

A. The Fund held a combination of short-term municipal notes, commercial paper and higher-quality VRDNs. Our strategy of investing in only top tier securities with an emphasis on maintaining a well diversified portfolio remained unchanged and enhanced the Fund’s performance during the fiscal year.

Q. What were the leading detractors from performance?

A. Downgrades to the monoline insurers, along with uncertainty in the Auction Rate securities market, caused major dislocations within the short-term municipal market. Pricing varied dramatically, with yields from VRDNs secured by weaker insurers reaching high levels, while VRDNs backed by letters of credit were yielding much less. Higher-quality VRDNs were viewed as considerably more liquid by the market and, therefore, their availability became very limited.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  3

Fund overview continued

If the Fund had a greater exposure to lower-quality VRDNs, its yield may have been boosted, but we did not believe this was prudent given our focus on the safety of principal in this very difficult market environment.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period, except for our sale of variable rate holdings that were backed by the weaker insurers (FGIC, AMBAC and MBIA).

Thank you for your investment in Western Asset California Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 15, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — March 31, 2008

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2007 and held for the six months ended March 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

Class A	1.24%	$ 1,000.00	$ 1,012.40	0.53%	$ 2.67
Class I	1.29	1,000.00	1,012.90	0.43	2.16

[1]	For the six months ended March 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$ 1,000.00	$ 1,022.35	0.53%	$ 2.68
Class I	5.00	1,000.00	1,022.85	0.43	2.17

[1]	For the six months ended March 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  7

Schedule of investments
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 96.6%

	Education — 12.7%
	ABAG Finance Authority for Nonprofit Corp., CA:
$8,835,000	Brandeis Hillel Day School, LOC-Allied Irish Bank PLC, 2.050%, 4/3/08 (a)	$8,835,000
11,865,000	Francis Parker School Project, LOC-Bank of New York, 2.050%, 4/3/08 (a)	11,865,000
11,285,000	Head Royce School, LOC-Bank of America N.A., 2.050%, 4/3/08 (a)	11,285,000
	Revenue:
13,800,000	Katherine Delmar Burke School, LOC-Allied Irish Banks PLC, 2.050%, 4/3/08 (a)	13,800,000
19,500,000	La Jolla Country Day School, LOC-Allied Irish Bank PLC, 2.050%, 4/3/08 (a)	19,500,000
2,550,000	Saint Anthony Foundation, LOC-Bank of America, 2.050%, 4/3/08 (a)	2,550,000
20,415,000	Marin Country Day School, LOC-U.S. Bank NA, 2.050%, 4/3/08 (a)	20,415,000
5,050,000	Santa Cruz Montessori School, LOC-Comerica Bank LOC, 2.050%, 4/3/08 (a)	5,050,000
19,140,000	Valley Christian Schools, LOC-Bank of America N.A., 1.850%, 4/3/08 (a)	19,140,000
	Alameda-Contra Costa, CA, Schools Financing Authority, COP, Capital
	Improvement Financing Projects:
	LOC-Bank of Nova Scotia:
2,260,000	1.930%, 4/3/08 (a)	2,260,000
3,805,000	1.980%, 4/3/08 (a)	3,805,000
3,525,000	LOC-Scotiabank, 1.980%, 4/3/08 (a)	3,525,000
2,650,000	Alvord, CA, USD, Finance Corp. COP, Refinance Project, LOC-KBC Bank, 1.950%, 4/3/08 (a)	2,650,000
	California EFA Revenue, Stanford University TECP:
6,150,000	1.450% due 5/23/08	6,150,000
	Refunding, Stanford University:
4,800,000	1.550%, 4/2/08 (a)(b)	4,800,000
3,600,000	1.550%, 4/2/08 (a)	3,600,000
	Stanford University:
1,400,000	0.800%, 4/1/08 (a)	1,400,000
5,075,000	1.550%, 4/2/08 (a)(b)	5,075,000
100,000	University of San Francisco, LOC-Bank of America N.A., 1.950%, 4/2/08 (a)	100,000
5,800,000	California Infrastructure & Economic Development Bank Revenue,
	St. Margarets Episcopal School, LOC-Allied Irish Bank PLC, 2.050%, 4/3/08 (a)	5,800,000
	California MFA Revenue:
6,700,000	St. Andrews Parish, LOC-Allied Irish Bank PLC, 2.050%, 4/3/08 (a)	6,700,000
5,000,000	Trinity School, LOC-Comerica Bank, 2.050%, 4/3/08 (a)	5,000,000
8,070,000	Vacaville Christian Schools, LOC-Allied Irish Bank PLC, 1.930%, 4/3/08 (a)	8,070,000
1,110,000	California School Facilities Financing Corp., COP, Capital Improvement Financing Projects, LOC-Allied Irish Banks PLC, 1.650%, 4/2/08 (a)	1,110,000

See Notes to Financial Statements.

8  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Education — 12.7% continued
	California State University TECP:
$36,175,000	1.850% due 5/5/08	$36,175,000
3,947,000	1.900% due 5/5/08	3,947,000
24,496,000	2.100% due 5/5/08	24,496,000
20,453,000	2.100% due 6/2/08	20,453,000
	California Statewide CDA:
	Revenue:
20,000,000	Azusa Pacific University Project, LOC-Allied Irish Bank PLC, 2.190%, 4/3/08 (a)	20,000,000
20,250,000	Concordia University Project, LOC-U.S. Bank, 1.000%, 4/1/08 (a)	20,250,000
15,000,000	St. Mary & All Angels School, LOC-Allied Irish Bank PLC, 1.950%, 4/3/08 (a)	15,000,000
955,000	Tiger Woods Learning Foundation, LOC-Bank of America N.A., 1.850%, 4/3/08 (a)	955,000
8,050,000	Webb Schools, LOC-Bank of New York, 2.050%, 4/3/08 (a)	8,050,000
7,485,000	Coachella Valley, CA, USD, COP, 2006 School Financing Project, FSA, SPA-Dexia Credit Local, 2.200%, 4/3/08 (a)	7,485,000
	Corona-Norco, CA, USD, COP, FSA, SPA-Dexia Credit Local:
11,200,000	2.100%, 4/3/08 (a)	11,200,000
5,100,000	2.100%, 4/3/08 (a)	5,100,000
	Grant, CA, Joint Union High School District, COP:
4,115,000	Bridge Funding Program, FSA, SPA-Dexia Credit Local, 2.100%, 4/3/08 (a)	4,115,000
	School Facility Bridge Funding Program, FSA, SPA-Dexia Credit Local:
10,600,000	2.100%, 4/3/08 (a)	10,600,000
6,150,000	2.100%, 4/3/08 (a)	6,150,000
7,900,000	2.100%, 4/3/08 (a)	7,900,000
	Los Angeles, CA, COP:
6,800,000	Laurence School, LOC-Allied Irish Banks PLC, 2.050%, 4/3/08 (a)	6,800,000
8,385,000	Loyola High School, LOC-Allied Irish Bank PLC, 2.050%, 4/3/08 (a)	8,385,000
1,100,000	Windward School, LOC-Allied Irish Banks PLC, 2.050%, 4/3/08 (a)	1,100,000
400,000	Massachusetts State HEFA, Amherst College, 1.850%, 4/3/08 (a)	400,000
2,440,000	Murrieta Valley, CA, UFD, COP, School Facility Bridge Project, FSA, SPA-Dexia Credit Local, 2.100%, 4/3/08 (a)	2,440,000
3,070,000	Paramount, CA, USD, School Facility Bridge Funding Program, FSA, SPA-Wachovia Bank, 2.100%, 4/3/08 (a)	3,070,000
	Perris, CA:
3,600,000	School District COP, School Facility Bridge Project, FSA, SPA-Dexia Credit Local, 2.100%, 4/3/08 (a)	3,600,000
8,475,000	Union High School District COP, School Financing Project, FSA, SPA-Dexia Credit Local, 2.100%, 4/3/08 (a)	8,475,000
5,000,000	Pinellas County, FL, EFA Revenue, Refunding, Barry University Project, LOC-Bank of America, 2.100%, 4/3/08 (a)(b)	5,000,000
11,950,000	Puerto Rico Industrial, Tourist Educational, Medical & Environmental Pollution Control Facilities Financing Authority, Ana G Mendez University Systems Project, LOC-Banco Santander PR, 2.130%, 4/2/08 (a)	11,950,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  9

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Education — 12.7% continued
	Regents of University of California TECP:
$14,000,000	1.730% due 5/20/08	$14,000,000
15,600,000	1.850% due 7/8/08	15,600,000
17,500,000	1.850% due 7/10/08	17,500,000
1,000,000	Riverside, CA, USD, COP, School Facility Bridge Funding Program, FSA, SPA-Wachovia Bank, 2.100%, 4/3/08 (a)	1,000,000
9,500,000	Sacramento, CA, USD, COP, FSA, SPA-Dexia Credit Local, 1.850%, 4/3/08 (a)	9,500,000
	San Jacinto, CA, USD, COP, School Facility Bridge Funding Project, FSA:
4,700,000	SPA-First Union National Bank, 2.100%, 4/3/08 (a)	4,700,000
8,650,000	SPA-Dexia Credit Local, 2.100%, 4/3/08 (a)	8,650,000
3,100,000	Santa Ana, CA, USD, COP, LOC-BNP Paribas, 1.700%, 4/2/08 (a)	3,100,000
2,200,000	William S. Hart Unified High School District, COP,, School Facility Bridge Funding Program, FSA, SPA-First Union National Bank, 2.100%, 4/3/08 (a)	2,200,000

	Total Education	501,831,000

	Finance — 0.8%
8,230,000	California MFA Revenue, Notre Dame High School, LOC-Comerica Bank, 2.050%, 4/3/08 (a)	8,230,000
	California State Economic Recovery Bonds:
4,100,000	SPA-Landesbank Baden-Wurttemberg, 1.400%, 4/1/08 (a)	4,100,000
3,740,000	FSA, SPA-Dexia Credit Local, 1.750%, 4/2/08 (a)	3,740,000
1,920,000	SPA-Bank of America N.A., 0.970%, 4/1/08 (a)	1,920,000
700,000	SPA-JPMorgan Chase, 1.050%, 4/1/08 (a)	700,000
11,700,000	San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Public Safety Project, LOC-Depfa Bank PLC, 2.000%, 4/3/08 (a)	11,700,000

	Total Finance	30,390,000

	General Obligation — 13.6%
	California State, GO:
	LOC-Bank of America:
3,030,000	1.920%, 4/2/08 (a)	3,030,000
3,000,000	Bank of Nova Scotia, Landesbank Hessen-Thuringen, 1.950%, 4/3/08 (a)	3,000,000
10,600,000	LOC-Calyon Bank, 1.950%, 4/2/08 (a)	10,600,000
16,245,000	LOC-Depfa Bank PLC, 1.700%, 4/2/08 (a)	16,245,000
8,600,000	LOC-Fortis Bank SA, 1.950%, 4/2/08 (a)	8,600,000
1,000,000	LOC-JPMorgan Chase, 1.700%, 4/2/08 (a)	1,000,000
14,500,000	LOC-JPMorgan Chase, Westdeutsche Landesbank, 0.850%, 4/1/08 (a)	14,500,000
	LOC-Landesbank Hessen-Thuringen:
3,700,000	0.900%, 4/1/08 (a)	3,700,000
5,600,000	Bank of America and Bank of Nova Scotia, 1.920%, 4/3/08 (a)	5,600,000
11,600,000	Bank of America, Bank of Nova Scotia, 1.860%, 4/3/08 (a)	11,600,000
30,180,000	LOC-Societe Generale, 1.600%, 4/2/08 (a)	30,180,000
7,200,000	LOC-Westdeutsche Landesbank, 1.400%, 4/1/08 (a)	7,200,000
9,600,000	LOC-Westdeutsche Landesbank, JPMorgan Chase,
	0.920%, 4/1/08 (a)	9,600,000

See Notes to Financial Statements.

10  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	General Obligation — 13.6% continued
$350,000	Subordinated, LOC-KBC Bank, 0.900%, 4/1/08 (a)	$350,000
73,210,000	California State, RAN, 4.000% due 6/30/08	73,392,607
16,100,000	Commonwealth of Massachusetts, GO, Refunding, LIQ-Landesbank Hessen-Thuringen, 2.130%, 4/3/08 (a)	16,100,000
	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements:
53,300,000	FSA, LOC-JP Morgan Chase, 2.050%, 4/3/08 (a)	53,300,000
65,200,000	FSA, SPA-Dexia Credit Local, 1.100%, 4/1/08 (a)	65,200,000
13,000,000	Commonwealth of Puerto Rico, TRAN, LOC-Bank of Nova Scotia, et al, 4.250% due 7/30/08	13,035,501
20,000,000	Contra Costa County, CA, TRAN,, 4.000% due 12/5/08	20,095,602
50,000,000	Kern County, CA, GO, TRAN, 4.500% due 6/30/08	50,105,577
50,000,000	Los Angeles County, CA, GO, TRAN, 4.500% due 6/30/08	50,104,211
25,000,000	Sacramento County, CA, GO, TRAN, 4.500% due 7/9/08	25,054,091
6,525,000	Sweetwater, CA, Union High School District, GO, Election of 2006, FSA, 5.500% due 8/1/08	6,599,653
40,000,000	Ventura County, CA, GO, TRAN, 4.500% due 7/1/08	40,085,365

	Total General Obligation	538,277,607

	Hospitals — 9.3%
6,515,000	Boyle County, KY, Hospital Revenue, Ephraim McDowell Health Project, LOC-Fifth Third Bank, 2.140%, 4/3/08 (a)	6,515,000
	California Health Facilities Finance Authority Kaiser Permanente TECP:
15,000,000	3.200% due 4/1/08	15,000,000
30,000,000	1.730% due 5/20/08	30,000,000
24,000,000	2.550% due 5/22/08	24,000,000
29,000,000	2.150% due 6/2/08	29,000,000
2,700,000	Adventist Health System, LOC-Wachovia Bank, 0.900%, 4/1/08 (a)	2,700,000
11,150,000	Health Facility, Catholic Healthcare, LOC-Bank of America N.A., 1.770%, 4/2/08 (a)	11,150,000
2,500,000	Sisters of Charity Health Systems, 1.850%, 4/2/08 (a)	2,500,000
	California Statewide CDA Kaiser Permanente TECP:
6,000,000	3.200% due 4/1/08	6,000,000
10,000,000	2.650% due 4/2/08	10,000,000
14,000,000	1.750% due 5/15/08	14,000,000
7,000,000	2.150% due 6/2/08	7,000,000
8,300,000	California Statewide CDA, Motion Picture & TV Fund, LOC-BNP Paribas, 1.700%, 4/3/08 (a)	8,300,000
7,000,000	Colorado Health Facilities Authority Revenue, Refunding, Sisters Charity Health Systems, SPA-JPMorgan Chase, 2.100%, 4/2/08 (a)	7,000,000
10,375,000	Delano, CA, COP, Delano Regional Medical Center, LOC-Comerica Bank, 2.250%, 4/3/08 (a)	10,375,000
87,525,000	Fresno, CA, Revenue, Trinity Health Credit, SPA-Landesbank Hessen-Thuringen, 1.850%, 4/3/08 (a)	87,525,000
6,970,000	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems LOC-Landesbank Hessen-Thuringen, 2.070%, 4/3/08 (a)	6,970,000
1,000,000	Loma Linda, CA, Hospital Revenue, Loma Linda University Medical, LOC-Bank of America N.A., 1.600%, 4/3/08 (a)	1,000,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  11

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Hospitals — 9.3% continued
	Los Angeles County, CA, Capital Asset, TECP LOC Westdeutsche
	Landesbank, LOC Bayerische Landesbank, LOC JPMorgan Chase:
$28,750,000	2.450% due 4/2/08	$28,750,000
10,000,000	1.350% due 4/8/08	10,000,000
37,500,000	1.950% due 6/3/08	37,500,000
8,000,000	Sweetwater, WY, Memorial Hospital Project, LOC-Keybank NA,
	2.010%, 4/2/08 (a)	8,000,000
2,500,000	Washington State Health Care Facilities Authority, National Healthcare
	Research and Education Finance Corp., LOC-BNP Paribas,
	3.650%, 4/2/08 (a)	2,500,000

	Total Hospitals	365,785,000

	Housing: Multi-Family — 15.0%
	ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
9,920,000	Housing Acton Courtyard Apartments, LOC-Wells Fargo Bank N.A.,
	2.080%, 4/3/08 (a)(c)	9,920,000
7,720,000	Housing Bachenheimer Building Project, LIQ-Fannie Mae,
	2.080%, 4/3/08 (a)(c)	7,720,000
4,710,000	Housing Darling Florist Building, LIQ-Fannie Mae,
	2.080%, 4/3/08 (a)(c)	4,710,000
3,265,000	Refunding, Housing Berkeleyan Project, LIQ-Fannie Mae,
	2.080%, 4/3/08 (a)(c)	3,265,000
1,300,000	Anaheim, CA, MFH Revenue, Cobblestone Apartments,
	FNMA-Collateralized, 2.090%, 4/3/08 (a)(c)	1,300,000
7,060,000	California Housing Finance Agency Revenue, MFH III, SPA-FNMA,
	1.950%, 4/2/08 (a)(c)	7,060,000
	California Statewide CDA:
27,650,000	MFH Revenue, Westgate Pasadena Apartments, LOC-Bank of
	America N.A., 2.100%, 4/3/08 (a)(c)	27,650,000
	Multifamily Revenue:
3,000,000	Coventry Place Apartments, LIQ-FNMA, 2.100%, 4/3/08 (a)(c)	3,000,000
10,040,000	Housing, Martin Luther Tower, FNMA, 2.090%, 4/3/08 (a)(c)	10,040,000
18,000,000	Refunding, Housing, IAC Project, LOC-Wells Fargo Bank NW N.A.,
	2.000%, 4/2/08 (a)(c)	18,000,000
	Revenue:
10,205,000	Canyon Springs Apartments KK, LIQ-Fannie Mae,
	2.100%, 4/3/08 (a)(c)	10,205,000
32,000,000	LOC-Wells Fargo Bank N.A., 2.000%, 4/2/08 (a)(c)	32,000,000
	California Statewide CDA, MFH Revenue:
9,505,000	Arbor Ridge Apartments, FHLMC, LIQ-FHLMC, 2.110%, 4/3/08 (a)(c)	9,505,000
3,415,000	Breezewood Apartments, FNMA, LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	3,415,000
7,550,000	Campus Pointe Apartments, FNMA, LIQ-FNMA, 2.110%, 4/3/08 (a)(c)	7,550,000
8,200,000	David Avenue Apartments, FHLMC, LIQ-FHLMC, 2.050%, 4/2/08 (a)(c)	8,200,000
7,605,000	Harmony Court Apartments, FNMA, LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	7,605,000
12,000,000	Imperial Park Apartments, FHLMC,
	2.050%, 4/2/08 (a)(c)	12,000,000
2,700,000	Seasons at Lakewood, FNMA, LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	2,700,000

See Notes to Financial Statements.

12  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 15.0% continued
	California Statewide CDA, Multi-Family Revenue:
$10,400,000	Avian Glen Apartments Project, LOC-Citibank N.A.,
	2.090%, 4/3/08 (a)(c)	$10,400,000
3,550,000	Phoenix Terrace Apartments, FNMA, LIQ-FNMA,
	2.230%, 4/3/08 (a)(b)(c)	3,550,000
14,000,000	Sharp & Flats Apartments, FNMA, LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	14,000,000
10,000,000	Stoneridge Elk Grove, LOC-Citibank N.A., 2.090%, 4/3/08 (a)(c)	10,000,000
	Contra Costa County, CA, MFH Revenue:
3,700,000	Creekview Apartments, FHLMC, LIQ-FHLMC, 2.090%, 4/3/08 (a)(c)	3,700,000
4,000,000	Park Regency LLC, LIQ-FNMA, 1.950%, 4/3/08 (a)(c)	4,000,000
6,955,000	Corona, CA, MFH Revenue, Housing Country Hills Project,
	FHLMC-Collateralized, 1.930%, 4/3/08 (a)	6,955,000
12,800,000	Daly City, CA, HFA, Multifamily Revenue, Refunding, Serramonte Del Rey,
	1.930%, 4/3/08 (a)	12,800,000
14,095,000	Fresno, CA, MFH Revenue, Heron Pointe Apartments, FNMA, LIQ-FNMA,
	1.930%, 4/3/08 (a)	14,095,000
3,100,000	Garden Grove, CA, MFH Revenue, Housing California, Malabar
	Apartments, FNMA-Collateralized, 2.100%, 4/3/08 (a)(c)	3,100,000
6,500,000	Iowa Finance Authority, Multi-Family Housing, SPA-Dexia Credit Local,
	3.000%, 4/3/08 (a)(c)	6,500,000
1,200,000	Livermore, CA, Multi-Family Revenue, FNMA, LIQ-FNMA,
	2.000%, 4/2/08 (a)	1,200,000
2,000,000	Livermore, CA, Multifamily Revenue, Mortgage Portola, LIQ-FNMA,
	2.050%, 4/3/08 (a)(c)	2,000,000
11,782,000	Los Angeles County, CA, Housing Authority MFH Revenue,
	Park Sierra, LIQ-FHLMC, 2.000%, 4/1/08 (a)(c)	11,782,000
10,700,000	Los Angeles, CA, Community RDA MFH Revenue, Wilshire Station
	Apartments, LOC-Bank of America N.A., 1.110%, 4/1/08 (a)(c)	10,700,000
2,800,000	Los Angeles, CA, MFH Revenue, Louisiana Brea Apartments Project,
	LOC-Citibank N.A., 2.150%, 4/3/08 (a)(c)	2,800,000
	Los Angeles, CA:
	Community Redevelopment Agency, MFH Revenue:
22,700,000	Grand Promenade Project, FHLMC, 1.930%, 4/3/08 (a)	22,700,000
3,700,000	Second & Central Apartments Project, LOC-HSBC Bank USA N.A.,
	2.100%, 4/2/08 (a)(c)	3,700,000
9,500,000	Wilshire Station Apartments, LOC-Bank of America N.A.,
	1.110%, 4/1/08 (a)(c)	9,500,000
7,032,000	Housing Fountain Park Project, 2.150%, 4/3/08 (a)(c)	7,032,000
11,500,000	Multifamily Revenue, Queen Portfolio Apartments, LIQ-Freddie Mac,
	2.000%, 4/3/08 (a)(c)	11,500,000
3,600,000	Modesto, CA, MFH Revenue, Westdale Commons, FNMA, LIQ-FNMA,
	2.000%, 4/2/08 (a)	3,600,000
	Orange County, CA:
13,725,000	Apartment Development Revenue, Wood Canyon Villas, Issue E,
	FNMA-Collateralized, 2.100%, 4/3/08 (a)(c)	13,725,000
14,340,000	Housing Authority, Apartment Development Revenue, Refunding,
	Oasis Martinique I, LIQ-FNMA, 1.940%, 4/3/08 (a)	14,340,000
23,400,000	Pasadena, CA, CDA MFH Revenue, Holly Street Apartment,
	FNMA-Collateralized, 2.150%, 4/3/08 (a)(c)	23,400,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  13

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 15.0% continued
$7,300,000	Pleasanton, CA, MFH Revenue, Busch Senior Housing, FNMA,
	LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	$7,300,000
8,105,000	Redondo Beach, CA, RDA Multi-Family Revenue, Refunding,
	Heritage Pointe Apartments, FNMA, LIQ-FNMA, 2.100%, 4/3/08 (a)(c)	8,105,000
15,550,000	Sacramento County, CA, Development Authority, MFH Revenue,
	Natomas Park Apartments, Issue B, FNMA-Collateralized,
	2.090%, 4/3/08 (a)(c)	15,550,000
	Sacramento County, CA, Housing Authority MFH Revenue:
4,100,000	Ashford, FNMA, 1.940%, 4/3/08 (a)	4,100,000
17,800,000	Logan Park Apartments, FHLMC, LIQ-FHLMC, 2.140%, 4/3/08 (a)(c)	17,800,000
14,400,000	Seasons at Winter, LIQ-FHLMC, 2.100%, 4/3/08 (a)(c)	14,400,000
4,595,000	San Diego, CA, Housing Authority MFH Revenue, Hillside Garden
	Apartments, FNMA, LIQ-FNMA, 2.090%, 4/3/08 (a)(c)	4,595,000
6,205,000	San Francisco, CA, City & County MFH Revenue, 8th & Howard Family
	Apartments, LOC-Citibank N.A., 2.190%, 4/3/08 (a)(c)	6,205,000
	San Francisco, CA, City & County RDA, Multi-Family Revenue:
2,550,000	Antonia Manor Apartments, LOC-Citibank N.A.,
	2.100%, 4/2/08 (a)(c)	2,550,000
1,525,000	Maria Manor Apartments, LOC-Citibank N.A., 2.100%, 4/2/08 (a)(c)	1,525,000
2,700,000	Namiki Apartments, LOC-Citibank N.A., 2.100%, 4/2/08 (a)(c)	2,700,000
5,734,000	Ocean Beach Apartments, LOC-Citibank N.A., 2.090%, 4/2/08 (a)(c)	5,734,000
55,300,000	Third & Mission, FNMA, LIQ-FNMA, 2.150%, 4/2/08 (a)(c)	55,300,000
	San Jose CA, MFH Revenue:
23,900,000	Cinnabar Commons, LOC-Bank of America, 2.100%, 4/3/08 (a)(c)	23,900,000
4,900,000	Foxchase, LIQ-FNMA, 2.050%, 4/3/08 (a)	4,900,000
6,085,000	San Jose, CA, MFH Revenue, Villa Monterey Apartments, FNMA,
	LIQ-FNMA, 2.050%, 4/3/08 (a)(c)	6,085,000

	Total Housing: Multi-Family	593,673,000

	Housing: Single Family — 0.4%
4,000,000	Illinois Development Finance Authority Revenue, Residential Rental,
	LIQ-FHLMC, 2.300%, 4/2/08 (a)(c)	4,000,000
6,065,000	Los Angeles, CA, Single Family Mortgage Revenue, SPA-State Street
	Bank & Trust Co., 2.030%, 4/2/08 (a)(c)	6,065,000
	Utah Housing Corp. Single Family Mortgage Revenue:
2,100,000	SPA-Bayerische Landesbank, 2.350%, 4/2/08 (a)(c)	2,100,000
1,710,000	SPA-Westdeutsche Landesbank, 2.350%, 4/2/08 (a)(c)	1,710,000

	Total Housing: Single Family	13,875,000

	Industrial Development — 1.8%
	Alameda County, CA, IDA Revenue:
2,330,000	JMS Family Partnership, LOC-Wells Fargo Bank N.A.,
	2.270%, 4/2/08 (a)(c)	2,330,000
4,760,000	Plyproperties Project, LOC-Wells Fargo Bank, N.A.,
	2.400%, 4/3/08 (a)(c)	4,760,000
20,000,000	Albemarle County, VA, IDA Revenue, Thomas Jefferson Foundation Inc.,
	LOC-SunTrust Bank, 2.090%, 4/2/08 (a)	20,000,000
26,800,000	Ascension Parish, LA, IDB Inc., Revenue, Geismar Project, LOC-SunTrust
	Bank, 2.090%, 4/2/08 (a)	26,800,000

See Notes to Financial Statements.

14  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

FACE
AMOUNT	SECURITY	VALUE

	Industrial Development — 1.8% continued
$1,100,000	California Infrastructure & Economic Development Bank, Revenue,
	IDR, RCP Block & Brick, LOC-U.S. Bank NA, 2.230%, 4/3/08 (a)(c)	$1,100,000
7,500,000	California MFA, IDR, Edelbrock Permanent Mold, LOC-Bank of
	America N.A., 2.050%, 4/3/08 (a)(c)	7,500,000
1,700,000	California Statewide CDA, A&B Die Casting Corp., LOC-Bank of
	America, 2.220%, 4/3/08 (a)(c)	1,700,000
	California Statewide CDA:
1,330,000	Revenue: Nonprofits Insurance Alliance, LOC-Comerica Bank,
	2.050%, 4/3/08 (a)	1,330,000
5,600,000	Mississippi Business Finance Corp., Gulf Opportunity Zone,
	SG Resources Mississippi LLC Project, LOC-SunTrust Bank,
	2.090%, 4/2/08 (a)	5,600,000
1,325,000	Riverside County, CA, IDA, IDR, Spenuzza Inc. Project, LOC-Bank of
	America N.A., 2.050%, 4/3/08 (a)(c)	1,325,000

	Total Industrial Development	72,445,000

	Life Care Systems — 1.1%
	ABAG Finance Authority for Nonprofit Corp., CA:
14,350,000	Casa De Las Campanas, Radian, LOC-JPMorgan Chase,
	0.950%, 4/1/08 (a)	14,350,000
7,330,000	Eskaton Village-Roseville, LOC-KBC Bank NV, 2.200%, 4/3/08 (a)	7,330,000
5,960,000	Revenue, Pathways Home Health Hospice, LOC-U.S. Bank,
	2.200%, 4/3/08 (a)	5,960,000
5,000,000	California Statewide CDA, Revenue, Senior Presbyterian Homes,
	LOC-Bank of America, 1.900%, 4/3/08 (a)	5,000,000
12,050,000	California Statewide Community Development Corp., COP, Covenant
	Retirement Communities, LOC-LaSalle National Bank,
	1.900%, 4/3/08 (a)	12,050,000

	Total Life Care Systems	44,690,000

	Miscellaneous — 1.1%
17,000,000	California Infrastructure & Economic Development Bank Revenue,
	1.700% due 4/1/09	17,000,000
20,000,000	Los Angeles County, CA, Pension Obligation Certificates, Ltd. Interest
	Municipal Obligation Certificate, FSA, 6.900% due 6/30/08	20,226,800
7,700,000	Massachusetts State DFA, Revenue, Marine Biological Laboratory,
	LOC-JPMorgan Chase, 2.300%, 4/3/08 (a)	7,700,000
	Total Miscellaneous	44,926,800

	Pollution Control — 1.8%
	California PCFA:
19,475,000	Environmental Improvement Revenue, Atlantic Richfield Co.,
	2.000%, 4/2/08 (a)(c)	19,475,000
12,895,000	Exempt Facilities Revenue, Refunding, Exxon Mobil Project,
	1.170%, 4/1/08 (a)(c)	12,895,000
	Solid Waste Disposal Revenue:
7,990,000	Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.,
	2.230%, 4/2/08 (a)(c)	7,990,000
9,970,000	Garaventa Enterprises, LOC-Bank of America,
	2.250%, 4/2/08 (a)(c)	9,970,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  15

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Pollution Control — 1.8% continued
$3,500,000	Garden City Sanitation, LOC-Comerica Bank,
	2.300%, 4/2/08 (a)(c)	$3,500,000
15,500,000	Waste Connections Inc. Project, LOC-Bank of America N.A,
	2.050%, 4/3/08 (a)(c)	15,500,000

	Total Pollution Control	69,330,000

	Pre-Refunded — 0.1%
4,720,000	Pasadena, CA, GO, USD, FGIC, 5.000% due 5/1/08 (d)	4,776,839

	Public Facilities — 4.9%
2,560,000	Breckinridge County, KY, Lease Program Revenue, Kentucky Association
	of Counties Leasing Trust, LOC-U.S. Bank N.A., 2.000%, 4/2/08 (a)	2,560,000
50,000,000	California Communities Note Program, Note Participations, TRAN,
	County of San Bernardino, 4.500% due 6/30/08	50,104,341
3,365,000	California Infrastructure & Economic Development Bank,
	India Community Center LOC-Bank of America N.A.,
	0.900%, 4/1/08 (a)	3,365,000
	California Statewide CDA:
405,000	Revenue North Peninsula Jewish Community Center,
	LOC-Bank of America, 0.900%, 4/1/08 (a)	405,000
3,300,000	Fremont, CA, COP, Capital Improvement Financing Project,
	LOC-Scotiabank, 1.930%, 4/3/08 (a)	3,300,000
1,000,000	Glendale, CA, COP, Police Building Project, SPA-Morgan Guaranty Trust,
	1.850%, 4/3/08 (a)	1,000,000
4,740,000	Hesperia, CA, Public Financing Authority, 1993 Street Improvement
	Project, LOC-Bank of America, 2.100%, 4/2/08 (a)	4,740,000
	Irvine, CA, Improvement Bond Act 1915:
200,000	Assessment District 04-20, LOC-KBC Bank NV, 1.100%, 4/1/08 (a)	200,000
1,800,000	Assessment District 97-17, LOC-State Street Bank & Trust Co.,
	1.090%, 4/1/08 (a)	1,800,000
	Revenue:
300,000	Limited Obligation, Assessment District 04-20, LOC-KBC Bank NV,
	0.900%, 4/1/08 (a)	300,000
7,165,000	Limited Obligation, Reassessment District 85-7, FSA, SPA-Dexia
	Credit Local, 0.900%, 4/1/08 (a)	7,165,000
	Los Angeles, CA, Municipal Improvement Corp.
	TECP LOC-Bank of America:
5,000,000	3.100% due 4/7/08	5,000,000
3,500,000	3.230% due 4/7/08	3,500,000
4,000,000	2.680% due 4/10/08	4,000,000
1,000,000	1.800% due 6/3/08	1,000,000
8,000,000	2.100% due 6/3/08	8,000,000
5,000,000	1.180% due 6/10/08	5,000,000
3,000,000	0.900% due 7/8/08	3,000,000
12,200,000	1.700% due 8/4/08	12,200,000
8,000,000	2.000% due 8/4/08	8,000,000
6,000,000	1.800% due 8/7/08	6,000,000
32,625,000	1.850% due 8/7/08	32,625,000

See Notes to Financial Statements.

16  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Public Facilities — 4.9% continued
$12,200,000	Mecklenburg County, NC, COP, SPA-Depfa Bank PLC,
	2.080%, 4/3/08 (a)	$12,200,000
5,365,000	Sacramento County, CA,, COP, Administration Center and Court
	House Project, LOC-Bayerische Landesbank, 1.900%, 4/3/08 (a)	5,365,000
	Ventura County, CA TECP LOC-Bank of Nova Scotia:
7,050,000	2.580% due 4/9/08	7,050,000
2,300,000	2.620% due 4/9/08	2,300,000
4,000,000	2.680% due 4/10/08	4,000,000

	Total Public Facilities	194,179,341

	Solid Waste — 1.2%
	California PCFA:
2,625,000	Alameda County Industrial Project, LOC-Wells Fargo Bank N.A.,
	2.250%, 4/2/08 (a)(c)	2,625,000
2,535,000	Athens Disposal Inc. Project, LOC-Wells Fargo Bank N.A.,
	2.250%, 4/2/08 (a)(c)	2,535,000
6,345,000	Athens Services Project, LOC-Wells Fargo Bank N.A.,
	2.250%, 4/2/08 (a)(c)	6,345,000
1,190,000	BLT Enterprises, LOC-Wells Fargo Bank N.A., 2.250%, 4/2/08 (a)(c)	1,190,000
	Blue Line Transfer Inc. Project, LOC-Wells Fargo Bank N.A.:
7,425,000	2.250%, 4/2/08 (a)(c)	7,425,000
1,960,000	2.250%, 4/2/08 (a)(c)	1,960,000
6,675,000	Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.,
	2.230%, 4/2/08 (a)(c)	6,675,000
665,000	Garaventa Enterprises Inc., LOC-Bank of America,
	2.250%, 4/2/08 (a)(c)	665,000
5,000,000	Solid Waste Disposal Revenue, Greenwaste Recovery Income,
	LOC-Comerica Bank, 2.300%, 4/2/08 (a)(c)	5,000,000
2,345,000	Willits Project, LOC-Wells Fargo Bank N.A., 2.250%, 4/2/08 (a)(c)	2,345,000
8,900,000	Orange County, CA,, Sanitation Districts, COP, SPA-Dexia Public
	Finance Bank, 1.100%, 4/1/08 (a)	8,900,000

	Total Solid Waste	45,665,000

	Tax Allocation — 5.3%
190,000,000	Los Angeles, CA, USD, TRAN, 4.000% due 12/29/08	191,138,362
16,500,000	Morgan Hill, CA, RDA Tax Allocation, Ojo De Agua Redevelopment
	Project, LOC-Scotiabank, 2.000%, 4/3/08 (a)	16,500,000

	Total Tax Allocation	207,638,362

	Transportation — 6.5%
5,525,000	California Transit Finance Authority, FSA, SPA-Credit Suisse
	First Boston, 1.950%, 4/2/08 (a)	5,525,000
7,000,000	Cleveland-Cuyahoga County, OH, Port Authority Revenue,
	96th Research Building Project, LOC-Fifth Third Bank,
	2.200%, 4/2/08 (a)	7,000,000
12,500,000	Contra Costa County, CA, Transportation, TECP LOC-Bank of America N.A.:
	1.900% due 5/6/08	12,500,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  17

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Transportation — 6.5% continued
	Los Angeles Department of Airports, TECP LOC-Citibank
	LOC-State Street Bank:
$8,100,000	1.800% due 6/4/08	$8,100,000
7,000,000	0.960% due 6/5/08	7,000,000
11,700,000	1.500% due 6/5/08	11,700,000
6,000,000	1.750% due 6/10/08	6,000,000
6,000,000	1.850% due 6/10/08	6,000,000
	Los Angeles, CA, Metropolitan Transportation, TECP LOC BNP Paribas,
	LOC Dexia Credit Local:
6,100,000	2.610% due 6/9/08	6,100,000
11,099,000	1.180% due 6/10/08	11,099,000
11,435	Los Angeles, CA, Regional Airports Improvement Corp. Lease Revenue,
	Sublease Los Angeles International LAX 2, LOC-Societe Generale,
	1.200%, 4/1/08 (a)	11,435
3,825,000	Orange County, CA, TECP LOC-Dexia Credit Local, LOC-Bank of America,
	LOC-BNP Paribas, LOC-JPMorgan Chase, 1.000% due 8/5/08	3,825,000
	Riverside County, CA TECP LOC-Bank of America:
10,904,000	2.000% due 6/3/08	10,904,000
9,850,000	1.180% due 6/10/08	9,850,000
15,000,000	Riverside County, CA, Transit Commission, TECP, 0.900% due 5/1/08	15,000,000
	San Diego County, CA, Regional Transportation Commission,
	Sales Tax Revenue:
33,000,000	SPA-Dexia Credit Local, 1.800%, 4/3/08 (a)	33,000,000
38,200,000	SPA-JPMorgan Chase, 1.800%, 4/3/08 (a)	38,200,000
	San Francisco County, CA, Transportation Authority,
	TECP LIQ-Landesbank Baden-Wurttemberg:
7,150,000	1.250% due 7/7/08	7,150,000
18,750,000	1.750% due 5/15/08	18,750,000
7,300,000	0.850% due 6/5/08	7,300,000
34,100,000	0.800% due 8/6/08	34,100,000

	Total Transportation	259,114,435

	Utilities — 8.9%
3,300,000	California Alternative Energy Source Financing Authority
	Cogeneration Revenue, Refunding, GE Capital Corp., Arroyo,
	2.050%, 4/2/08 (a)(c)	3,300,000
21,800,000	California PCFA, PCR, Pacific Gas & Electric, LOC-JPMorgan Chase,
	0.950%, 4/1/08 (a)	21,800,000
	California State Department of Water Resources, Power Supply Revenue:
900,000	LIQ-Calyon & Societe Generale, 1.750%, 4/3/08 (a)	900,000
	LOC-Bank of New York:
36,130,000	0.950%, 4/1/08 (a)	36,130,000
22,400,000	1.800%, 4/3/08 (a)	22,400,000
9,290,000	LOC-Bank of Nova Scotia, 1.600%, 4/3/08 (a)	9,290,000
19,950,000	LOC-Bayerische Landesbank, 1.500%, 4/3/08 (a)	19,950,000
4,500,000	LOC-Dexia Credit Local, 1.720%, 4/3/08 (a)	4,500,000
22,025,000	LOC-Landesbank Hessen-Thuringen, 1.750%, 4/3/08 (a)	22,025,000

See Notes to Financial Statements.

18  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Utilities — 8.9% continued
	California State Department of Water Resources Power Supply Revenue:
$805,000	FSA, LIQ-Fortis Bank S.A., 1.920%, 4/3/08 (a)	$805,000
2,000,000	FSA, SPA-Dexia Credit Local, 1.910%, 4/3/08 (a)	2,000,000
5,650,000	LOC-Bayerische Landesbank, 1.050%, 4/1/08 (a)	5,650,000
15,030,000	LOC-Bayerische Landesbank, Westdeutsche Landesbank,
	0.920%, 4/1/08 (a)	15,030,000
4,750,000	LOC-BNP Paribas, 1.200%, 4/1/08 (a)	4,750,000
2,000,000	LOC-State Street Bank & Trust Co., 1.090%, 4/1/08 (a)	2,000,000
1,300,000	Refunding, Subordinated, LOC-JPMorgan Chase & Societe Generale,
	0.900%, 4/1/08 (a)	1,300,000
4,085,000	California State Department Water Reservoir Power Supply Revenue,
	LOC- Westdeutsche Landesbank, 1.950%, 4/3/08 (a)	4,085,000
	East Bay, CA, MUD TECP SPA-JPMorgan Chase:
4,000,000	1.750% due 7/2/08	4,000,000
21,000,000	1.950% due 7/7/08	21,000,000
1,550,000	Gainesville, FL, Utilities System Revenue, SPA-State Street Bank &
	Trust Co., 2.000%, 4/2/08 (a)	1,550,000
1,250,000	Hillsborough, CA, COP, Water & Sewer Systems Projects,
	SPA-JPMorgan Chase, 1.900%, 4/3/08 (a)	1,250,000
	Long Beach, CA TECP LOC-JPMorgan Chase:
7,255,000	1.950% due 7/7/08	7,255,000
2,004,000	1.500% due 8/4/08	2,004,000
	Los Angeles, CA, Department of Water & Power:
60,600,000	TECP LOC-Banco Bilbao Vizcaya, 2.800% due 6/26/08	60,600,000
3,600,000	Revenue, 1.950%, 4/3/08 (a)	3,600,000
21,275,000	Waterworks Revenue, SPA-Wells Fargo Bank N.A., 1.700%, 4/3/08 (a)	21,275,000
4,850,000	Metropolitan Water District of Southern California, 1.950%, 4/3/08 (a)	4,850,000
13,840,000	Roseville, CA, Electric Systems Revenue COP, SPA-Dexia Credit Local,
	FSA, 1.700%, 4/3/08 (a)	13,840,000
	San Franciso, CA, Public Utilities:
4,500,000	TECP LOC-Bank of America N.A., 2.750% due 4/2/08	4,500,000
3,500,000	TECP LOC-BNP Paribas, 1.650% due 6/6/08	3,500,000
25,650,000	Walnut Energy Center Authority, TECP LOC State Street Bank,
	1.750% due 5/15/08	25,650,000

	Total Utilities	350,789,000

	Water & Sewer — 12.1%
12,500,000	Bakersfield, CA, Wastewater Revenue, FSA, SPA-Dexia Credit Local,
	2.200%, 4/3/08 (a)	12,500,000
2,100,000	California State Department of Water Resource Power Supply Revenue,
	Refunding, Subordinated, LOC-Bank of America, 0.900%, 4/1/08 (a)	2,100,000
	California State Department of Water Resources,
	TECP LIQ-Landesbank: Hessen-Thuringen:
31,022,000	1.450% due 4/1/08	31,022,000
37,383,000	2.450% due 4/2/08	37,383,000
	Power Supply Revenue:
19,380,000	FSA, LOC-JPMorgan Chase, 1.750%, 4/3/08 (a)	19,380,000
2,505,000	FSA, SPA-Morgan Stanley, 1.900%, 4/3/08 (a)	2,505,000

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  19

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 12.1% continued
$5,510,000	LOC-Citibank N.A., 1.700%, 4/3/08 (a)	$5,510,000
41,380,000	City of Santa Rosa, CA, Wastewater Revenue, Refunding,
	LOC-Landesbank Baden-Wurttemberg, 2.000%, 4/3/08 (a)	41,380,000
12,500,000	Los Angeles Department of Water & Power, TECP LOC-Banco Bilbao
	Vizcaya, 3.100% due 5/7/08	12,500,000
24,880,000	East Bay, CA, MUD Water Systems Revenue, FSA,
	SPA-Dexia Credit Local, 1.700%, 4/2/08 (a)	24,880,000
6,000,000	Eastern Municipal Water District, CA, Water & Sewer Revenue,
	COP, SPA-Wells Fargo Bank N.A., 1.950%, 4/3/08 (a)	6,000,000
10,600,000	Eastern Municipal Water District, Water & Sewer Revenue,
	COP, SPA-Wells Fargo Bank N.A., 1.950%, 4/2/08 (a)	10,600,000
6,300,000	Hillsborough, CA, COP, Water & Sewer Systems Project,
	SPA-JPMorgan Chase, 1.900%, 4/3/08 (a)	6,300,000
	Los Angeles, CA:
	Department of Water & Power, Waterworks Revenue:
1,900,000	1.090%, 4/1/08 (a)	1,900,000
2,600,000	SPA-Banco Bilboa Vizcaya, 1.600%, 4/3/08 (a)	2,600,000
	Water & Power Revenue:
17,000,000	Power System, 1.860%, 4/3/08 (a)	17,000,000
11,285,000	Power Systems, SPA-National Australia Bank, Lloyds TSB Bank,
	Fortis Bank, 1.700%, 4/3/08 (a)	11,285,000
	Metropolitan Water District of Southern California:
	SPA-Dexia Credit Local:
12,175,000	1.500%, 4/3/08 (a)	12,175,000
51,760,000	1.700%, 4/3/08 (a)	51,760,000
2,915,000	SPA-JPMorgan Chase, 1.600%, 4/3/08 (a)	2,915,000
14,445,000	SPA-Landesbank Baden-Wurttemberg, 1.630%, 4/3/08 (a)	14,445,000
1,200,000	SPA-Westdeutsche Landesbank, 1.950%, 4/2/08 (a)	1,200,000
	Waterworks Revenue:
1,600,000	1.100%, 4/1/08 (a)	1,600,000
2,900,000	Authorization, SPA-Landesbank Hessen, 1.750%, 4/3/08 (a)	2,900,000
2,600,000	Refunding, SPA-JPMorgan Chase, 1.700%, 4/3/08 (a)	2,600,000
1,400,000	SPA-Lloyds TSB Bank PLC, 0.800%, 4/1/08 (a)	1,400,000
6,800,000	SPA-Westdeutsche Landesbank Gironzentrale, 1.090%, 4/1/08 (a)	6,800,000
	Metropolitan Water District of Southern California Waterworks Revenue:
12,000,000	SPA-Bank of America N.A., 1.850%, 4/1/08 (a)	12,000,000
1,100,000	SPA-Citibank N.A., 1.500%, 4/3/08 (a)	1,100,000
	Orange County, CA, Sanitation District, COP:
3,100,000	Capital Projects, LOC-Landesbank Hessen, 1.850%, 4/2/08 (a)	3,100,000
58,425,000	SPA-Depfa Bank PLC, 0.950%, 4/1/08 (a)	58,425,000
	San Diego County, CA, Water Authority:
24,000,000	TECP LOC-BNP Paribas, 1.180% due 6/10/08	24,000,000
9,500,000	TECP LOC-Dexia Credit Local, 0.700% due 7/8/08	9,500,000
18,500,000	TECP LOC-BNP Paribas, 1.850% due 8/7/08	18,500,000

See Notes to Financial Statements.

20  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 12.1% continued
	Turlock, CA TECP LOC-Citibank:
$7,500,000	0.700% due 8/7/08	$7,500,000
1,000,000	0.700% due 8/14/08	1,000,000
	Total Water & Sewer	477,765,000

	TOTAL INVESTMENTS — 96.6% (Cost — $3,815,151,384#)	3,815,151,384
	Other Assets in Excess of Liabilities — 3.4%	132,982,896

	TOTAL NET ASSETS — 100.0%	$3,948,134,280

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governor
CDA	—	Community Development Authority
COP	—	Certificate of Participation
DFA	—	Development Finance Agency
EFA	—	Educational Facilities Authority
FGIC	—	Financial Guaranty Insurance Company — Insured Bonds
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance — Insured Bonds
GO	—	General Obligation
HEFA	—	Health & Educational Facilities Authority
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MUD	—	Municipal Utilities District
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
RAN	—	Revenue Anticipation Notes
RDA	—	Redevelopment Agency
Radian	—	Radian Asset Assurance
SPA	—	Standby Bond Purchase Agreement
TECP	—	Tax Exempt Commercial Paper
TRAN	—	Tax and Revenue Anticipation Notes
USD	—	Unified School District

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  21

Schedule of investments continued
March 31, 2008

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

RATINGS TABLE* (March 31, 2008) (unaudited)

S&P/Moody’s/Fitch**
A-1	72.6%
SP-1	13.5
VMIG1	9.6
F1	2.9
AAA	1.2
P-1	0.2

100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 23 and 24 for definitions of ratings.

See Notes to Financial Statements.

22  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s.Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  23

Bond ratings (unaudited) continued

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature- VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

See Notes to Financial Statements.

24  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Statement of assets and liabilities
March 31, 2008

ASSETS:
Investments, at amortized cost	$3,815,151,384
Cash	21,009
Receivable for securities sold	107,199,878
Receivable for Fund shares sold	90,012,341
Interest receivable	18,336,436
Prepaid expenses	23,302
Other assets	26,312

Total Assets	4,030,770,662

LIABILITIES:
Payable for Fund shares repurchased	80,598,322
Investment management fee payable	1,402,319
Distribution fees payable	329,974
Distributions payable	160,029
Deferred compensation payable	36,129
Trustees’ fees payable	4,877
Accrued expenses	104,732

Total Liabilities	82,636,382

TOTAL NET ASSETS	$3,948,134,280

NET ASSETS:
Par value (Note 5)	$39,481
Paid-in capital in excess of par value	3,948,094,799

TOTAL NET ASSETS	$3,948,134,280

Shares Outstanding:
Class A	3,896,908,191
Class I	51,222,924
Net Asset Value:
Class A	$1.00
Class I	$1.00

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  25

Statement of operations
For the Year Ended March 31, 2008

INVESTMENT INCOME:
Interest	$103,436,387

EXPENSES:
Investment management fee (Note 2)	13,411,205
Distribution fees (Note 3)	3,092,968
Transfer agent fees (Note 3)	129,238
Legal fees	128,838
Shareholder reports (Note 3)	90,683
Registration fees	66,679
Insurance	46,314
Audit and tax	43,269
Custody fees	23,481
Trustees’ fees	3,393
Miscellaneous expenses	14,558

Total Expenses	17,050,626
Less: Fees paid indirectly (Note 1)	(1,865)

Net Expenses	17,048,761

NET INVESTMENT INCOME	86,387,626

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	317,384

INCREASE IN NET ASSETS FROM OPERATIONS	$86,705,010

See Notes to Financial Statements.

26  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31	2008	2007

OPERATIONS:
Net investment income	$86,387,626	$82,180,584
Net realized gain	317,384	165,976

Increase in Net Assets From Operations	86,705,010	82,346,560

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(86,465,084)	(82,180,644)
Net realized gain	(358,978)	(137,450)

Decrease in Net Assets From Distributions to Shareholders	(86,824,062)	(82,318,094)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	18,176,351,248	14,495,785,060
Reinvestment of distributions	82,107,284	78,904,624
Cost of shares repurchased	(17,073,085,542)	(14,570,650,471)

Increase in Net Assets From Fund Share Transactions	1,185,372,990	4,039,213

INCREASE IN NET ASSETS	1,185,253,938	4,067,679

NET ASSETS:
Beginning of year	2,762,880,342	2,758,812,663

End of year*	$3,948,134,280	$2,762,880,342

* Includes overdistributed net investment income of:	—	$(60)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  27

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
Class A Shares	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.028	0.030	0.021	0.009	0.004
Net realized gain	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	—

Total Income From Operations	0.028	0.030	0.021	0.009	0.004

LESS DISTRIBUTIONS FROM:
Net investment income	(0.028)	(0.030)	(0.021)	(0.009)	(0.004)
Net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—

Total Distributions	(0.028)	(0.030)	(0.021)	(0.009)	(0.004)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return[2]	2.83%	2.98%	2.15%	0.87%	0.44%

NET ASSETS, END OF YEAR (millions)	$3,897	$2,724	$2,736	$2,637	$2,398

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.54%	0.55%[3]	0.57%	0.59%	0.58%
Net expenses[4]	0.54 [5]	0.54 [3,6]	0.57 [6]	0.58 [6]	0.58
Net investment income	2.73	2.93	2.14	0.89	0.44

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
Class I Shares	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME FROM OPERATIONS:
Net investment income	0.029	0.030	0.022	0.010	0.006
Net realized gain	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	—

Total Income From Operations	0.029	0.030	0.022	0.010	0.006

LESS DISTRIBUTIONS FROM:
Net investment income	(0.029)	(0.030)	(0.022)	(0.010)	(0.006)
Net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—

Total Distributions	(0.029)	(0.030)	(0.022)	(0.010)	(0.006)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return[2]	2.94%	3.08%	2.27%	0.99%	0.62%

NET ASSETS, END OF YEAR (millions)	$51	$39	$23	$37	$47

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.44%	0.45%[3]	0.45%	0.47%	0.45%
Net expenses[4]	0.44 [5]	0.44 [3,6]	0.45 [6]	0.46 [6]	0.45
Net investment income	2.80	3.04	2.22	1.02	0.54

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipal Money Market Portfolio (the “Fund”) is a separate non-diversified investment series of the Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act, as a non-diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(e) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by the financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-

30  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

The fair value of these securities may be different than the amortized cost value reported in the Schedule of Investments for the Fund. As of the date of this report, the fund continued to meet the requirements under Rule 2a-7 that permits the Fund to utilize amortized cost to value its securities.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  31

Notes to financial statements continued

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had the following reclassifications:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital

(a)	$77,466	—	$(77,466)
(b)	52	$(52)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the deductibility of certain expenses.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended March 31, 2008, the Fund’s Class A and I shares had voluntary expense limitations in place of 0.80% and 0.70%, respectively.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

32  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2008, the Fund had accrued $36,129 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class A	$3,092,968	$127,923	$90,147
Class I	—	1,315	536

TOTAL	$3,092,968	$129,238	$90,683

4. Distributions to shareholders by class

	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007

Net Investment Income
Class A	$84,438,037	$81,339,843
Class I*	2,027,047	840,801

TOTAL	$86,465,084	$82,180,644

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  33

Notes to financial statements continued

	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007

Net Realized Gains
Class A	$350,529	$136,353
Class I*	8,449	1,097

Total	$358,978	$137,450

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

5. Shares of Beneficial Interest

At March 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007

Class A
Shares sold	17,769,955,970	14,359,065,059
Shares issued on reinvestment	81,920,598	78,904,539
Shares repurchased	(16,679,113,661)	(14,449,502,471)

Net increase (decrease)	1,172,762,907	(11,532,873)

Class I*
Shares sold	406,395,278	136,720,001
Shares issued on reinvestment	186,686	85
Shares repurchased	(393,971,881)	(121,148,000)

Net increase	12,610,083	15,572,086

*	As of November 20, 2006, Class Y shares were renamed as Class I shares.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital shares transactions.

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS I

Daily
4/30/2008	$0.001188	$0.001274

34  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2008	2007

Distributions paid from:
Tax-exempt income	$86,314,603	$82,180,644
Ordinary income	192,533	9,498
Net long-term capital gains	316,926	127,952

Total taxable distributions	$509,459	$137,450

Total distributions paid	$86,824,062	$82,318,094

As of March 31, 2008, there were no significant differences between the book and tax components of net assets.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  35

Notes to financial statements continued

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary

36  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  37

Notes to financial statements continued

contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the

38  |  Western Asset California Municipal Money Market Fund 2008 Annual Report

committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its June 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset California Municipal Money Market Fund 2008 Annual Report  |  39

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

          We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset California Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Municipal Money Market Fund as of March 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 23, 2008

40  |  Western Asset California Municipal Money Market Fund

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset California Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Western Asset California Municipal Money Market Fund  |  41

Board approval of management and
subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board

42  |  Western Asset California Municipal Money Market Fund

was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California tax-exempt money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2007 was at the median and that performance for the 5-year period ended June 30, 2007 was slightly below the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the

Western Asset California Municipal Money Market Fund  |  43

Board approval of management and
subadvisory agreements (unaudited) continued

amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as California tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of

44  |  Western Asset California Municipal Money Market Fund

scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale. The Board also noted that if the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset California Municipal Money Market Fund  |  45

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Western Asset California Municipal Money Market Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV
c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. BENTON COCANOUGHER
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

46  |  Western Asset California Municipal Money Market Fund

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

MARK T. FINN
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

RAINER GREEVEN
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

Western Asset California Municipal Money Market Fund  |  47

Additional information (unaudited) continued
Information about Trustees and Officers

STEPHEN RANDOLPH GROSS
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR.
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

48  |  Western Asset California Municipal Money Market Fund

SUSAN M. HEILBRON
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

SUSAN B. KERLEY
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

ALAN G. MERTEN
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Western Asset California Municipal Money Market Fund  |  49

Additional information (unaudited) continued
Information about Trustees and Officers

R. RICHARDSON PETTIT
c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO
Legg Mason 55 Water Street New York, NY 10018
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

50  |  Western Asset California Municipal Money Market Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)

JOHN CHIOTA 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years

Managing Director and Deputy Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

Western Asset California Municipal Money Market Fund  |  51

Additional information (unaudited) continued
Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years

Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

52  |  Western Asset California Municipal Money Market Fund

Important tax information (unaudited)

Distributions Paid:	April 1, 2007- October 31, 2007	November 30, 2007	December 1, 2007- January 31, 2008	February 1, 2008- March 31, 2008

Tax-exempt interest	100.00%	95.95%	100.00%	98.68%
Ordinary income	—	0.47%	—	1.32%
Long-term Capital gain	—	3.58%	—	—

Please retain this information for your records.

Western Asset California Municipal Money Market Fund  |  53

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Western Asset California Municipal Money Market Fund

Trustees	Distributor

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
     Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Subadviser
Western Asset Management
Company

Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust
Company

Transfer agent
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset California Municipal Money Market Fund

The Fund is a separate investment series of the Legg Mason Partners Money Market Trust, a Maryland business trust.

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND Legg Mason Partners Funds 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC
WAS04037 5/08 SRO8-559

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2007 and March 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $116,500 in 2007 and $123,250 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $22,563 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Money Market Trust, also included were services consisting of audit procedures performed related to Tender Options Bonds and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,700 in 2007 and $9,700 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust were $4,900 in 2008, these services consisted of the procedures performed in connection with the merger on March 2, 2008.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	June 2, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	June 2, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	June 2, 2008